Exhibit 10.22
TELEFLEX INCORPORATED
155 South Limerick Road
Limerick, Pennsylvania 19468
As of November 20, 2009
Re:	Amendment No. 2 (this “Amendment”) to the Note Purchase Agreement dated as of July 8, 2004
TO THE NOTEHOLDERS
REFERENCED BELOW
Ladies and Gentlemen:
     Reference is made to the Note Purchase Agreement dated as of July 8, 2004 (as amended and in effect on the date hereof, the “Existing Note Agreement”, and as amended hereby, the “Note Agreement”) among Teleflex Incorporated, a Delaware corporation (the “Company”), and each of the institutions named on the signature pages thereof (the “Purchasers”), pursuant to which the Purchasers purchased U.S.$350,000,000 in aggregate principal amount of the Company’s (a) 5.23% Series 2004-1 Tranche A Senior Notes due 2011 (the “Existing Tranche A Notes”), (b) 5.75% Series 2004-1 Tranche B Senior Notes due 2014 (the “Existing Tranche B Notes”), and (c) 5.85% Series 2004-1 Tranche C Senior Notes due 2016 (the “Existing Tranche C Notes” and, together with the Existing Tranche A Notes and the Existing Tranche B Notes, collectively, the “Existing Notes”). Each current holder of an Existing Note is herein referred to as a “Noteholder”, and such holders collectively are referred to as the “Noteholders”.
     The Company has requested that the Noteholders agree to amend certain provisions of the Existing Note Agreement as more fully described herein, and the Noteholders are willing to do so, on the terms and conditions set forth herein, and accordingly, the Company and the Noteholders hereby agree as follows:
     Section 1. Definitions. All capitalized terms used herein but not defined herein shall have the respective meanings ascribed thereto in Schedule B to the Existing Note Agreement.
     Section 2. Amendments. Effective as provided in Section 4 hereof, the Existing Note Agreement shall be amended as follows:
     (a) The definition of “Consolidated Leverage Ratio” set forth in Schedule B to the Existing Note Agreement shall be amended and restated in its entirety to read as follows:

     “Consolidated Leverage Ratio” means, as at any date, the ratio of (a) Consolidated Total Indebtedness on such date (subject to the proviso set forth in the definition of “Indebtedness” and excluding Indebtedness in respect of any Receivables Securitization Program permitted pursuant to Section 10.1(g) and 10.2(e)) to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date.
     (b) The definition of “Consolidated Total Assets” set forth in Schedule B to the Existing Note Agreement shall be amended and restated in its entirety to read as follows:
     “Consolidated Total Assets” means, at any time, the aggregate amount of all assets of the Company and its Subsidiaries at such time, as determined on a consolidated basis in accordance with GAAP, excluding the book value at such time of an amount of undivided percentage interests in accounts receivable sold by special purpose Subsidiaries under Receivables Securitization Programs permitted pursuant to Section 10.1(g) and 10.2(e) that is equal to the amount of Indebtedness of such Subsidiaries in respect of such programs at such time.
     Section 3. Representations and Warranties. The Company represents and warrants to each Noteholder on the date hereof that (a) the representations and warranties of the Company set forth in the Note Agreement and of the Company and each of the Subsidiary Guarantors in each of the other Financing Documents to which it is a party, are true and correct in all material respects on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), (b) this Amendment has been duly authorized, executed and delivered by the Company and this Amendment, the Note Agreement and the Notes each constitute the legal, valid and binding obligation, contract and agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally, (c) the execution, delivery and performance by the Company of this Amendment (i) does not require the consent or approval of any governmental or regulatory body or agency, and (ii) will not (A) violate (1) any provision of law, statute, rule or regulation or the certificate of incorporation, bylaws or other constitutive document of the Company, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon the Company, or (3) any provision of any material indenture, agreement or other instrument to which the Company is a party or by which its properties or assets are or may be bound, including, without limitation, the Bank Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (ii)(A)(3) of this Section 3(c), (d) immediately prior to, and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Note Agreement and (e) neither the Company nor any of its Affiliates has paid or agreed to pay any fees or other consideration to any creditor in connection with the obtaining of the amendments described in Section 4(c) below.
     Section 4. Conditions to Effectiveness. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon the satisfaction of the following

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conditions precedent:
     (a) the execution and delivery hereof by the Company and the Required Holders;
     (b) the payment by the Company of all reasonable fees and expenses of the Noteholders relating to this Amendment, including, but not limited to, the reasonable fees and disbursements of Bingham McCutchen LLP, special counsel to the Noteholders;
     (c) the delivery to the Noteholders of executed amendments to the Note Purchase Agreement dated as of October 1, 2007 to which the Company is a party and the Bank Credit Agreement, in each case corresponding to the amendments provided for herein, in form and substance satisfactory to the Required Holders; and
     (d) the representations and warranties set forth in Section 3 above shall be true and correct.
     Section 5. Miscellaneous.
     5.1 Ratification; Agreement Unchanged. The Existing Note Agreement and the Existing Notes are in all respects ratified and confirmed, and the terms, covenants and agreements thereof shall remain unchanged and in full force and effect except as amended hereby.
     5.2 References to Note Agreement and Notes. From and after the effective date of this Amendment, all references to “this Agreement” in the Existing Note Agreement and in the Existing Notes shall be deemed to be references to the Note Agreement.
     5.3 Execution in Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
     5.4 Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit or require the application of the laws of a jurisdiction other than such State.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first written above.

TELEFLEX INCORPORATED
By:	/s/ C. Jeffrey Jacobs
	Name:	C. Jeffrey Jacobs
	Title:	Treasurer

CONNECTICUT GENERAL LIFE INSURANCE COMPANY By: CIGNA Investments, Inc. (authorized agent)
By:	/s/ Lori E. Hopkins
	Name:	Lori E. Hopkins
	Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Adviser
By:	/s/ Emeka Onukwugha
	Name:	Emeka Onukwugha
	Title:	Managing Director

C.M. LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Sub-Adviser
By:	/s/ Emeka Onukwugha
	Name:	Emeka Onukwugha
	Title:	Managing Director

MML BAY STATE LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Sub-Adviser
By:	/s/ Emeka Onukwugha
	Name:	Emeka Onukwugha
	Title:	Managing Director

MASSMUTUAL ASIA LIMITED By: Babson Capital Management LLC as Investment Adviser
By:	/s/ Emeka Onukwugha
	Name:	Emeka Onukwugha
	Title:	Managing Director

PRINCIPAL LIFE INSURANCE COMPANY By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory
By:	/s/ Alan P. Kress
	Name:	Alan P. Kress
	Title:	Counsel

By:	/s/ Colin Pennycooke
	Name:	Colin Pennycooke
	Title:	Counsel

COUNTRY LIFE INSURANCE COMPANY
By:	/s/ John Jacobs
	Name:	John Jacobs
	Title:	Director – Fixed Income

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY By: Hartford Investment Management Company Its Agent and Attorney-in-Fact
By:	/s/ Ralph D. Witt
	Name:	Ralph D. Witt
	Title:	Vice President

HARTFORD LIFE INSURANCE COMPANY By: Hartford Investment Management Company Its Agent and Attorney-in-Fact
By:	/s/ Ralph D. Witt
	Name:	Ralph D. Witt
	Title:	Vice President

PHYSICIANS LIFE INSURANCE COMPANY By: Hartford Investment Management Company Its Investment Manager
By:	/s/ Ralph D. Witt
	Name:	Ralph D. Witt
	Title:	Vice President

MODERN WOODMEN OF AMERICA
By:	/s/ Douglas A. Parnier
	Name:	Douglas A. Parnier
	Title:	Portfolio Manager – Private Placements

STATE FARM LIFE INSURANCE COMPANY
By:	/s/ Julie Hoyer
	Name:	Julie Hoyer
	Title:	Senior Investment Officer

By:	/s/ Jeffrey T. Attwood
	Name:	Jeffrey T. Attwood
	Title:	Investment Officer

AMERICAN GENERAL LIFE INSURANCE COMPANY AIG LIFE INSURANCE COMPANY AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
By:	/s/ Gerald F. Herman
	Name:	Gerald F. Herman
	Title:	Vice President

NEW YORK LIFE INSURANCE COMPANY
By:	/s/ Kathleen A. Haberkern
	Name:	Kathleen A. Haberkern
	Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: New York Life Investment Management, LLC, Its Investment Manager

By:	/s/ Kathleen A. Haberkern
	Name:	Kathleen A. Haberkern
	Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT By: New York Life Investment Management, LLC, Its Investment Manager

By:	/s/ Kathleen A. Haberkern
	Name:	Kathleen A. Haberkern
	Title:	Director

GENWORTH LIFE INSURANCE COMPANY
By:	/s/ Stephen DeMotto
	Name:	Stephen DeMotto
	Title:	Investment Officer

WESTPORT INSURANCE CORPORATION (f/k/a Employers Reinsurance Corporation) By: Conning, Inc., as Investment Manager
By:	/s/ Samuel Otchere
	Name:	Samuel Otchere
	Title:	Vice President

PHOENIX LIFE INSURANCE COMPANY
By:	/s/ Christopher Wilkos
	Name:	Christopher Wilkos
	Title:	Executive Vice President

THE STATE LIFE INSURANCE COMPANY By: American United Life Insurance Company, its Agent

By:	/s/ Michael I. Bullock
	Name:	Michael I. Bullock
	Title:	V.P. Private Placements

LAFAYETTE LIFE INSURANCE COMPANY By: American United Life Insurance Company, its Agent

By:	/s/ Michael I. Bullock
	Name:	Michael I. Bullock
	Title:	V.P. Private Placements

AMERICAN UNITED LIFE INSURANCE COMPANY
By:	/s/ Michael I. Bullock
	Name:	Michael I. Bullock
	Title:	V.P. Private Placements

MONUMENTAL LIFE INSURANCE COMPANY
By:	/s/ Christopher D. Pahlke
	Name:	Christopher D. Pahlke
	Title:	Vice President

TRANSAMERICA LIFE INSURANCE COMPANY Individually and as successor by merger with Transamerica Occidental Life Insurance Company
By:	/s/ Christopher D. Pahlke
	Name:	Christopher D. Pahlke
	Title:	Vice President

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
By:	/s/ Brian K. Roelke
	Name:	Brian K. Roelke
	Title:	Director

THE UNION CENTRAL LIFE INSURANCE COMPANY By: Summit Investment Advisors Inc., as Agent
By:	/s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Managing Director – Private Placements

AMERITAS LIFE INSURANCE CORP. By: Summit Investment Advisors Inc., as Agent
By:	/s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Managing Director – Private Placements

ACACIA LIFE INSURANCE COMPANY By: Summit Investment Advisors Inc., as Agent
By:	/s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Managing Director – Private Placements

AMERICAN FAMILY LIFE INSURANCE COMPANY
By:	/s/ Phillip Hannifan
	Name:	Phillip Hannifan
	Title:	Investment Director

ASSURITY LIFE INSURANCE COMPANY
By:	/s/ Victor Weber
	Name:	Victor Weber
	Title:	Senior Director – Investments

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:	/s/ Yvonne M. Guajardo
	Name:	Yvonne M. Guajardo
	Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY By: Prudential Investment Management, Inc., as investment manager
By:	/s/ Yvonne M. Guajardo
	Name:	Yvonne M. Guajardo
	Title:	Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY By: Prudential Private Placement Investors, L.P. (as Investment Advisor) By: Prudential Private Placement Investors, Inc. (as its General Partner)
By:	/s/ Yvonne M. Guajardo
	Name:	Yvonne M. Guajardo
	Title:	Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY By: Prudential Private Placement Investors, L.P. (as Investment Advisor) By: Prudential Private Placement Investors, Inc. (as its General Partner)
By:	/s/ Yvonne M. Guajardo
	Name:	Yvonne M. Guajardo
	Title:	Vice President

BAYSTATE INVESTMENTS, LLC By: Prudential Private Placement Investors, L.P. (as Investment Advisor) By: Prudential Private Placement Investors, Inc. (as its General Partner)
By:	/s/ Yvonne M. Guajardo
	Name:	Yvonne M. Guajardo
	Title:	Vice President

METROPOLITAN LIFE INSURANCE COMPANY METLIFE INSURANCE COMPANY OF CONNECTICUT By: Metropolitan Life Insurance Company, as Investment Manager
By:	/s/ Judith A. Gulotta
	Name:	Judith A. Gulotta
	Title:	Managing Director

WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY
By:	/s/ James J. Stolze
	Name:	James J. Stolze
	Title:	Assistant Vice President

SUN LIFE ASSURANCE COMPANY OF CANADA
By:	/s/ David Belanger
	Name:	David Belanger
	Title:	Senior Director, Private Fixed Income

By:	/s/ Ann C. King
	Name:	Ann C. King
	Title:	Assistant Vice President and Senior Counsel